United States

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

June 19, 2024

Date of Report (Date of earliest event reported)

AIMEI HEALTH TECHNOLOGY CO., LTD

(Exact Name of Registrant as Specified in its Charter)

Cayman Islands	001-41880	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

10 East 53rd Street, Suite 3001 New York, NY	10022
(Address of Principal Executive Offices)	(Zip Code)

+34 678 035200

Registrant’s telephone number, including area code

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each Class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary Shares, par value $0.0001 per share	AFJK	The Nasdaq Stock Market LLC
Rights, exchangeable into one-fifth of one Ordinary Share	AFJKR	The Nasdaq Stock Market LLC
Units, each consisting of one Ordinary Share and one Right	AFJKU	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Merger Agreement

The Merger

Aimei Health Technology Co., Ltd (“Aimei Health”) is a blank check company incorporated as a Cayman Islands exempted company with limited liability for the purpose of entering into a merger, share exchange, asset acquisition, share purchase, recapitalization, reorganization or similar business combination with one or more businesses or entities. On June 19, 2024 , Aimei Health entered into a definitive Business Combination Agreement (the “Merger Agreement”) for a business combination (the “Business Combination”) with (i) United Hydrogen Group Inc., an exempted company incorporated with limited liability in the Cayman Islands (“United Hydrogen” or the “Company”), (ii) United Hydrogen Global Inc., an exempted company incorporated with limited liability in the Cayman Islands (“Pubco”), (iii) United Hydrogen Victor Limited, an exempted company incorporated with limited liability in the Cayman Islands and a wholly-owned subsidiary of Pubco (“First Merger Sub”); (iv) United Hydrogen Worldwide Limited, an exempted company incorporated with limited liability in the Cayman Islands and a wholly-owned subsidiary of Pubco (“Second Merger Sub” and, together with Pubco and First Merger Sub, each, individually, an “Acquisition Entity” and, collectively, the “Acquisition Entities”); and (v) Aimei Investment Ltd., a Cayman Islands exempted company, in the capacity as, from and after the closing of the transactions contemplated by the Merger Agreement (the “Closing”), the representative for Aimei Health and its shareholders (the “Sponsor”).

Pursuant to the Merger Agreement, subject to the terms and conditions set forth therein, (i) First Merger Sub will merge with and into the Company (the “First Merger”), whereby the separate existence of First Merger Sub will cease, and the Company will be the surviving corporation of the First Merger and become a wholly-owned subsidiary of Pubco; and (ii) following confirmation of the effective filing of the First Merger, and as part of the same overall transaction as the First Merger, Second Merger Sub will merge with and into Aimei Health (the “Second Merger”, and together with the First Merger, the “Mergers”), whereby the separate existence of Second Merger Sub will cease, and Aimei Health will be the surviving corporation of the Second Merger as a wholly-owned subsidiary of Pubco.

As a result of the Mergers, among other things, (i) all outstanding ordinary shares of United Hydrogen (except for the Company Specially Designated Ordinary Shares and the Company Dissenting Shares (each as defined in the Merger Agreement)) will be cancelled and converted into the right to receive such number of Class A ordinary shares of Pubco (“Pubco Class A Ordinary Shares”) as determined in accordance with the exchange ratio provided for in the Merger Agreement (the “Exchange Ratio”), (ii) all Company Specially Designated Ordinary Shares will be canceled and converted into the right to receive the number of Class B ordinary shares of Pubco (“Pubco Class B Ordinary Shares”) equal to the Exchange Ratio, (iii) each outstanding Aimei Health Unit will be automatically detached and the holder thereof will be deemed to hold one ordinary share of Aimei Health (“Aimei Health Ordinary Share”) and one right to receive one-fifth (1/5) of an Aimei Health Ordinary Share (the “Aimei Health Right”), (iv) each unredeemed outstanding Aimei Health Ordinary Share will be cancelled in exchange for the right to receive one (1) Pubco Class A Ordinary Share, and (v) every five (5) issued and outstanding Aimei Health Rights will be canceled and converted into one (1) Pubco Class A Ordinary Share. The Mergers, together with the other transactions contemplated by the Merger Agreement and the other agreements contemplated thereby may be referred to in this Current Report on Form 8-K as the “Transactions”.

The Business Combination has been unanimously approved by the boards of directors of Aimei Health, United Hydrogen, and the Acquisition Entities.

Conditions to Closing

The consummation of the Business Combination is conditioned upon, among other things: (i) receipt of the required approval by the Aimei Health shareholders; (ii) receipt of the required approval by the United Hydrogen shareholders; (iii) after giving effect to the exercise of the redemption rights of the Aimei Health shareholders, Aimei Health having at least $5,000,001 of net tangible assets upon the closing of the Business Combination; (iv) the absence of any law or governmental order enjoining, prohibiting or making illegal the consummation of the Mergers; (v) the adoption by the shareholders of Pubco of Pubco’s amended memorandum and articles of association; (vi) effectiveness of the Registration Statement (as defined below) in accordance with the Securities Act of 1933, as amended (the “Securities Act”); (vii) the Pubco Class A Ordinary Shares having been listed on Nasdaq; (viii) receipt of evidence reasonably satisfactory to the parties that Pubco qualifies as a foreign private issuer as of the Closing; (ix) to the extent applicable, receipt of all necessary approvals from the China Securities Regulatory Commission in connection with the Transactions; and (x) necessary consents, approvals and authorizations, including but not limited to, regulatory approval by Nasdaq and the U.S. Securities and Exchange Commission (the “SEC”), necessary third-party approvals and the expiration of any waiting period under the Hart-Scott-Rodino Act, if applicable.

In addition, the obligations of United Hydrogen and the Acquisition Entities to consummate the Business Combination are also conditioned upon, among other things: (i) the accuracy of the representations and warranties of Aimei Health (subject to certain materiality standards set forth in the Merger Agreement); (ii) material compliance by Aimei Health with its pre-closing covenants; (iii) resignation or removal of directors and officers of Aimei Health, effective as of or prior to the Closing, and delivery of such resignation letters; (iv) the absence of any effect, development, circumstance, fact, change or event since the date of the Merger Agreement that, individually or in the aggregate, has had, or would reasonably be expected to prevent or materially delay or materially impair the ability of Aimei Health to consummate the Transactions or otherwise have a material adverse effect on the Transactions; (v) the paid-off of all Expenses (as defined in the Merger Agreement) incurred by Aimei Health and all Sponsor Loan (as defined in the Merger Agreement) on or prior to the Closing, subject to certain carve-out as set forth in the Merger Agreement; and (vi) receipt of certain customary certificates and other closing deliveries as specified under the Merger Agreement.

Further, the obligation of Aimei Health to consummate the Business Combination is also conditioned upon, among other things: (i) the accuracy of the representations and warranties of United Hydrogen and the Acquisition Entities (subject to certain materiality standards set forth in the Merger Agreement); (ii) material compliance by United Hydrogen and the Acquisition Entities with their pre-closing covenants; (iii) the absence of any effect, development, circumstance, fact, change or event since the date of the Merger Agreement that has had, or would reasonably be expected to have, individually or in the aggregate, a material adverse effect with respect to United Hydrogen or the Acquisition Entities that is continuing and uncured; (iv) receipt of all approvals, waivers or consents from any third parties or government authorities as specified pursuant to the Merger Agreement; and (v) receipt of certain customary certificates and other closing deliveries as specified under the Merger Agreement.

Covenants

The Merger Agreement includes customary covenants of the parties with respect to efforts to satisfy conditions to the consummation of the Business Combination. The covenants under the Merger Agreement include, among other things, covenants providing for the following: (i) United Hydrogen’s agreement to (a) operate its business in the ordinary course prior to the Closing (with certain exceptions) and not to take certain specified actions without the prior written consent of Aimei Health, and (b) subject to certain customary legal and other exceptions, provide Aimei Health with access to the books, records and financial records of United Hydrogen and its subsidiaries, and information about the operations and other affairs of United Hydrogen and its subsidiaries, (ii) United Hydrogen acknowledging and agreeing that it has no claim against the trust account established for the benefit of the shareholders of Aimei Health; and (iii) Aimei Health’s agreement to operate its business in the ordinary course prior to the Closing (with certain exceptions) and not to take certain specified actions without the prior written consent of United Hydrogen.

The Merger Agreement also contains additional covenants of the parties, including, among others, a covenant (i) providing for Pubco, Aimei Health, and United Hydrogen to cooperate in the preparation of the Registration Statement on Form F-4 required to be prepared in connection with the Transactions and the registration of the Pubco Class A Ordinary Shares pursuant to the Merger Agreement (the “Registration Statement”), including, in the case of United Hydrogen providing such information and responding in a timely manner to comments relating to the proxy statement, including preparation for inclusion in the proxy statement of pro forma financial statements in compliance with the requirements of Regulation S-X and the SEC, (ii) requiring Aimei Health to establish a record date for, duly call and give notice of, convene and hold an extraordinary general meeting of the Aimei Health shareholders as promptly as practicable following the date that the Registration Statement is declared effective by the SEC under the Securities Act, (iii) requiring the board of directors of Aimei Health to recommend to the shareholders of Aimei Health the adoption and approval of the Aimei Health transaction proposals contemplated by the Merger Agreement, (iv) prohibiting Aimei Health and United Hydrogen from, among other things, soliciting or negotiating with third parties regarding alternative transactions and agreeing to certain related restrictions and ceasing discussions regarding alternative transactions, (v) each party using its commercially reasonable efforts, and cooperating fully with the other parties, shall take, or cause to be taken, all actions and do, or cause to be done, all things reasonably necessary, proper or advisable to consummate the Transactions; (vi) United Hydrogen seeking the approval of its shareholders of the adoption of the Merger Agreement and other transaction documents and the Transactions; and (vii) the parties also taking all necessary actions to cause Pubco’s board of directors immediately after the Closing to consist of a board of five directors, including three members who shall qualify as an independent director under Nasdaq rules.

Representations and Warranties

The Merger Agreement contains representations and warranties of United Hydrogen, Qingyuan Jiachuang (Zhejiang) New Energy Technology Co., Ltd. (氢源嘉创(浙江)新能源科技有限公司), Shanghai Yixun Chuangneng New Energy Technology Co., Ltd. (上海翼迅创能新能源科技有限公司) and their respective subsidiaries (each, a “Target Company” and collectively, the “Target Companies”), relating, among other things, to proper organization and qualification; United Hydrogen’s Investments (as defined in the Merger Agreement); capitalization; due authorization, performance and enforceability against the Target Companies of the Merger Agreement; absence of conflicts; governmental consents and filings; compliance with laws and possession of requisite governmental permits and approvals; financial statements; absence of undisclosed liabilities; litigation and proceedings; company benefit plans; employees and independent contractors; labor matters; real property; assets; tax matters; environmental matters; brokers’ fees; intellectual property and IT security; material contracts; insurance; related party transactions; international trade and anti-corruption; books and records; and supplied information. The Merger Agreement contains representations and warranties of the Acquisition Entities relating, among other things, to proper organization and qualification; capitalization; due authorization; performance and enforceability against the Acquisition Entities of the Merger Agreement; absence of conflicts; governmental consents and filings; activities and business nature of each Acquisition Entity; litigation and proceedings; status under the Investment Company Act of 1940, as amended; tax matters; supplied information; and brokers’ fees.

The Merger Agreement contains representations and warranties of Aimei Health, relating, among other things, to proper organization and qualification; capitalization; due authorization, performance and enforceability against Aimei Health of the Merger Agreement; absence of conflicts; required consents and filings; trust account; compliance with laws and possession of requisite governmental permits and approvals; reports filed with the SEC, financial statements, and compliance with the Sarbanes-Oxley Act; absence of certain changes; litigation and proceedings; business activities; material contracts; The Nasdaq Stock Market LLC (the “Nasdaq”) listing; absence of undisclosed liabilities; tax matters; board approval; related party transactions; status under the Investment Company Act of 1940, as amended, and the Jumpstart Our Business Startups Act of 2012; broker’s fees; and independent investigation.

The representations and warranties made in the Merger Agreement will not survive the Closing.

Termination

The Merger Agreement may be terminated under certain customary and limited circumstances prior to the consummation of the Mergers, including: (i) by mutual written consent of Aimei Health and United Hydrogen; (ii) by either Aimei Health or United Hydrogen if any law or governmental order (other than a temporary restraining order) is in effect that permanently restrains, enjoins, makes illegal or otherwise prohibits the Transactions; (iii) by either Aimei Health or United Hydrogen if any of the conditions to Closing have not been satisfied or waived by March 31, 2025 (the “Termination Date”); (iv) by either Aimei Health or United Hydrogen upon a material breach of any representations, warranties, covenants or other agreements set forth in the Merger Agreement by the other party if such breach gives rise to a failure of certain closing conditions to be satisfied and cannot or has not been cured within the earlier of 20 days’ following the receipt of notice from the non-breaching party and the Termination Date; (v) by either Aimei Health or United Hydrogen if the Aimei Health shareholder approval is not obtained at its shareholder meeting; (vi) by Aimei Health if the United Hydrogen shareholder approval is not obtained within ten (10) business days after the Registration Statement becomes effective; or (vii) by Aimei Health, if the Reorganization (as defined in the Merger Agreement) is not completed by December 31, 2024.

The foregoing description of the Merger Agreement and the Business Combination does not purport to be complete and is qualified in its entirety by the terms and conditions of the Merger Agreement, a copy of which is filed with this Current Report on Form 8-K as Exhibit 2.1 and the terms of which are incorporated by reference herein.

Certain Related Agreements

Seller Shareholder Support Agreement

Concurrently with the execution of the Merger Agreement, Aimei Health, United Hydrogen, and certain of the shareholders of United Hydrogen (the “Requisite Shareholders”) entered into a support agreement (the “Seller Shareholder Support Agreement”), pursuant to which, among other things, the Requisite Shareholders agreed not to transfer and will vote their Company Shares in favor of the Merger Agreement (including by execution of written resolutions), the Mergers, and the other Transactions. The Requisite Shareholders collectively have a sufficient number of votes to approve the Mergers. The Seller Shareholder Support Agreement and all of its provisions will terminate and be of no further force or effect upon the earlier of the effective time of the Closing, such date and time as the Merger Agreement may be terminated in accordance with its terms, and, as to any Requisite Shareholder, upon the written agreement of Aimei Health, United Hydrogen, and such shareholder.

The foregoing description of the Seller Shareholder Support Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Seller Shareholder Support Agreement, the form of which is filed with this Current Report on Form 8-K as Exhibit 10.1 and the terms of which are incorporated by reference herein.

Founder Support Agreement

Concurrently with the execution of the Merger Agreement, Aimei Health, United Hydrogen, and certain of the shareholders of Aimei Health (the “Founder Shareholders”) entered into a support agreement (the “Founder Support Agreement”), pursuant to which, among other things, the Founder Shareholders agreed not to transfer and will vote their Founder Shares in favor of the Merger Agreement (including by execution of written resolutions), the Mergers, and the other Transactions. The Founder Support Agreement and all of its provisions will terminate and be of no further force or effect upon the earlier of (i) the mutual written consent of Aimei Health, United Hydrogen, and the Founder Shareholder, (ii) the effective time of the Closing, or (iii) the termination of the Merger Agreement in accordance with its terms.

The foregoing description of the Founder Support Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Founder Support Agreement, the form of which is filed with this Current Report on Form 8-K as Exhibit 10.2 and the terms of which are incorporated by reference herein.

Seller Lock-Up Agreement

Concurrently with the execution and delivery of the Merger Agreement, United Hydrogen, Aimei Health, Pubco and certain United Hydrogen shareholders entered into a Lock-Up Agreement (the “Seller Lock-Up Agreement”), pursuant to which the securities of Pubco held by certain United Hydrogen shareholders (the “Restricted Securities”) will be locked-up and subject to transfer restrictions for a period of time following the Closing, as described below, subject to certain exceptions. The lock-up period applicable to the Restricted Securities will commence from the date of Closing and end until the earlier of (i) six (6) months from and after the Closing; (ii) the date following the Closing on which Pubco completes a liquidation, merger, share exchange, reorganization or other similar transaction that results in all of Pubco’s shareholders having the right to exchange their Ordinary Shares for cash, securities or other property; or (iii) the date on which the closing sale price of the Pubco Ordinary Shares has equaled or exceeded $12.00 per share (as adjusted for stock splits, stock dividends, reorganizations and recapitalizations) for any twenty (20) trading days within any thirty (30) consecutive trading day period commencing at least 150 days after the Closing.

The foregoing description of the Seller Lock-Up Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Seller Lock-Up Agreement, the form of which is filed with this Current Report on Form 8-K as Exhibit 10.3 and the terms of which are incorporated by reference herein.

Founder Amended and Restated Registration Rights Agreement

The Merger Agreement contemplates that, at the Closing, Aimei Health, Pubco, and certain shareholders of Aimei Health, including the Sponsor, will enter into an Amended and Restated Registration Rights Agreement (the “Founder Amended and Restated Registration Rights Agreement”), to be effective as of the Closing, pursuant to which Pubco agrees to file a registration statement as soon as practicable upon receipt of a request from certain shareholders to register the resale of certain registrable securities under the Securities Act, subject to required notice provisions to other parties thereto. Pubco has also agreed to provide customary “piggyback” registration rights with respect to such registrable securities and, subject to certain circumstances, to file a resale shelf registration statement to register the resale under the Securities Act of such registrable securities.

The Founder Amended and Restated Registration Rights Agreement also provides that Pubco will pay certain expenses relating to such registrations and indemnify the securityholders against certain liabilities. The rights granted under the Founder Amended and Restated Registration Rights Agreement supersede any prior registration, qualification, or similar rights of the parties with respect to their Pubco securities or Aimei Health securities.

The foregoing description of the Founder Amended and Restated Registration Rights Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Founder Amended and Restated Registration Rights Agreement, the form of which is filed with this Current Report on Form 8-K as Exhibit 10.4 and the terms of which are incorporated by reference herein.

Seller Registration Rights Agreement

The Merger Agreement contemplates that, at the Closing, Pubco, and certain shareholders of United Hydrogen, as applicable, will enter into a Seller Registration Rights Agreement (the “Seller Registration Rights Agreement”), to be effective as of the Closing, pursuant to which Pubco agrees to file a registration statement as soon as practicable upon receipt of a request from certain shareholders to register the resale of certain registrable securities under the Securities Act, subject to required notice provisions to other parties thereto. Pubco has also agreed to provide customary “piggyback” registration rights with respect to such registrable securities and, subject to certain circumstances, to file a resale shelf registration statement to register the resale under the Securities Act of such registrable securities.

The Seller Registration Rights Agreement also provides that Pubco will pay certain expenses relating to such registrations and indemnify the securityholders against certain liabilities. The rights granted under the Seller Registration Rights Agreement supersede any prior registration, qualification, or similar rights of the parties with respect to their United Hydrogen securities or Pubco securities.

The foregoing description of the Seller Registration Rights Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Seller Registration Rights Agreement, the form of which is filed with this Current Report on Form 8-K as Exhibit 10.5 and the terms of which are incorporated by reference herein.

The Merger Agreement, Seller Shareholder Support Agreement, Founder Support Agreement, Seller Lock-Up Agreement, Seller Registration Rights Agreement, and Founder Amended and Restated Registration Rights Agreement, have been included to provide investors with information regarding its terms. They are not intended to provide any other factual information about Aimei Health or its affiliates. The representations, warranties, covenants, and agreements contained in the Merger Agreement, Seller Shareholder Support Agreement, Founder Support Agreement, Seller Lock-Up Agreement, Seller Registration Rights Agreement, and Founder Amended and Restated Registration Rights Agreement, and the other documents related thereto were made only for purposes of the Merger Agreement as of the specific dates therein, were solely for the benefit of the parties to the Merger Agreement, Seller Shareholder Support Agreement, Founder Support Agreement, Seller Lock-Up Agreement, Seller Registration Rights Agreement, and Founder Amended and Restated Registration Rights Agreement, respectively, may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Merger Agreement, Seller Shareholder Support Agreement, Founder Support Agreement, Seller Lock-Up Agreement, Seller Registration Rights Agreement, and Founder Amended and Restated Registration Rights Agreement instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Investors are not third-party beneficiaries under the Merger Agreement, Seller Shareholder Support Agreement, Founder Support Agreement, Seller Lock-Up Agreement, Seller Registration Rights Agreement, and Founder Amended and Restated Registration Rights Agreement, and should not rely on the representations, warranties, covenants, and agreements or any descriptions thereof as characterizations of the actual state of facts or condition of the parties thereto or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of representations and warranties may change after the date of the Merger Agreement, Seller Shareholder Support Agreement, Founder Support Agreement, Seller Lock-Up Agreement, Seller Registration Rights Agreement, and Founder Amended and Restated Registration Rights Agreement, as applicable, which subsequent information may or may not be fully reflected in the Aimei Health’s public disclosures.

Item 7.01 Regulation FD Disclosure

On June 20, 2024, Aimei Health and United Hydrogen issued a press release announcing the execution of the Merger Agreement. Attached hereto as Exhibit 99.1 and incorporated into this Item 7.01 by reference is the copy of the press release.

The information in this Item 7.01 (including Exhibit 99.1) is being furnished and shall not be deemed to be filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise be subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act, or the Exchange Act, regardless of any general incorporation language in such filings. This Current Report on Form 8-K will not be deemed an admission as to the materiality of any information of the information in this Item 7.01.

IMPORTANT NOTICES

Additional Information and Where to Find It

This Current Report on Form 8-K relates to a proposed business combination among Aimei Health, United Hydrogen, and the Acquisition Entities. This Current Report on Form 8-K does not constitute an offer to sell or exchange, or the solicitation of an offer to buy or exchange, any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, sale or exchange would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. In connection with the Business Combination, Pubco will file a registration statement on Form F-4 (as may be amended from time to time, the “Registration Statement”) that will include a preliminary proxy statement of Aimei Health and a registration statement/preliminary prospectus of Pubco, and after the Registration Statement is declared effective, Aimei Health will mail a definitive proxy statement/prospectus and other relevant documents to its shareholders as of the record date to be established for voting on the proposed transactions in connection with its solicitation of proxies for the vote by its shareholders in connection with the proposed Business Combination and the other matters as will be described in such proxy statement. Aimei Health and Pubco will also file other documents regarding the proposed transactions with the SEC. Before making any voting decision, investors and security holders of Aimei Health are urged to read the registration statement, the proxy statement/prospectus, and all other relevant documents filed or that will be filed with the SEC in connection with the proposed transactions as they become available because they will contain important information about the proposed transactions.

Investors and security holders will be able to obtain free copies of the registration statement, the proxy statement/prospectus and all other relevant documents filed or that will be filed with the SEC by Aimei Health through the website maintained by the SEC at www.sec.gov. The documents filed by Aimei Health with the SEC also may be obtained free of charge upon written request to Aimei Health Technology Co., Ltd, 10 East 53rd Street, Suite 3001

New York, NY 10022.

Participants in Solicitation

Aimei Health, Pubco, United Hydrogen, and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the Aimei Health shareholders in connection with the proposed transactions. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of Aimei Health’s shareholders in connection with the proposed transactions will be set forth in the proxy statement/prospectus included in the Registration Statement to be filed with the SEC in connection with the proposed transactions. You can find more information about Aimei Health’s directors and executive officers in Aimei Health’s final prospectus related to its initial public offering dated December 1, 2023 and subsequent SEC reports. Additional information regarding the participants in the proxy solicitation and a description of their direct and indirect interests will be included in the proxy statement/prospectus when it becomes available. Shareholders, potential investors and other interested persons should read the proxy statement/prospectus carefully when it becomes available before making any voting or investment decisions. You may obtain free copies of these documents from the sources indicated above.

No Offer or Solicitation

This Current Report on Form 8-K is for informational purposes only and is neither an offer to purchase, nor a solicitation of an offer to sell, subscribe for or buy any securities or the solicitation of any vote in any jurisdiction pursuant to the proposed transactions or otherwise, nor shall there be any sale, issuance or transfer or securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act.

Forward-Looking Statements Legend

This Current Report on Form 8-K contains certain forward-looking statements within the meaning of the federal securities laws with respect to the proposed transactions among United Hydrogen, Aimei Health and the Acquisition Entities. Forward-looking statements include information concerning Aimei Health’s and United Hydrogen’s possible or assumed future results of operations, business strategies, competitive position, industry environment, potential growth opportunities, and the effects of regulation, including whether the Business Combination will generate returns for shareholders. These forward-looking statements are based on Aimei Health’s or United Hydrogen’s management’s current expectations, projections, and beliefs, as well as a number of assumptions concerning future events. These forward-looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “opportunity,” “plan,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Many factors could cause actual future events to differ materially from the forward-looking statements in this document. These risks, uncertainties, assumptions, and other important factors include, but are not limited to: (a) the occurrence of any event, change, or other circumstances that could give rise to the termination of negotiations and any subsequent definitive agreements with respect to the Business Combination; (b) the outcome of any legal proceedings that may be instituted against Aimei Health, United Hydrogen, or others following the announcement of the Business Combination and any definitive agreements with respect thereto; (c) the inability to complete the Business Combination due to the failure to obtain the approval of the shareholders of Aimei Health or United Hydrogen or to satisfy other conditions to closing, including the receipt of certain governmental and regulatory approvals; (d) changes to the proposed structure of the Business Combination that may be required or appropriate as a result of applicable laws or regulations or as a condition to obtaining regulatory approval of the Business Combination; (e) the ability to meet the applicable stock exchange listing standards following the consummation of the Business Combination; (f) the risk that the Business Combination disrupts current plans and operations of United Hydrogen or its subsidiaries as a result of the announcement and consummation of the transactions described herein; (g) the effect of the announcement or pendency of the transaction on United Hydrogen’s business relationships, operating results, and business generally; (h) the ability to recognize the anticipated benefits of the Business Combination, which may be affected by, among other things, competition, the ability of United Hydrogen to grow and manage growth profitably, maintain relationships with customers and suppliers and retain its management and key employees; (i) costs related to the Business Combination; (j) the price of Aimei Health’s securities may be volatile due to a variety of factors, including changes in the competitive and regulated industries in which United Hydrogen operates, variations in operating performance across competitors, changes in laws and regulations affecting United Hydrogen’s business, United Hydrogen’s inability to implement its business plan or meet or exceed its financial projections and changes in the combined capital structure; (k) changes in applicable laws or regulations, including legal or regulatory developments (including, without limitation, accounting considerations) which could result in unforeseen delays in the timing of the Business Combination and negatively impact the trading price of Aimei Health’s securities and the attractiveness of the Business Combination to investors; (l) the possibility that Aimei Health and United Hydrogen may be adversely affected by other economic, business, and/or competitive factors; (m) United Hydrogen’s ability to execute its business plans and strategies; (n) United Hydrogen’s estimates of expenses and profitability; (o) the amount of redemption requests made by Aimei Health’s public shareholders; (p) the risk that the transaction may not be completed by Aimei Health’s business combination deadline and the potential failure to obtain extensions of the business deadline if sought by Aimei Health; and (q) the effects of natural disasters, terrorist attacks and the spread and/or abatement of infectious diseases, such as COVID-19, on the proposed transactions or on the ability to implement business plans, forecasts, and other risks and uncertainties indicated from time to time in the final prospectus of Aimei Health relating to its initial public offering filed with the SEC, including those under “Risk Factors” therein, and other documents filed or to be filed with the SEC by Aimei Health. Copies are available on the SEC’s website at www.sec.gov. The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” section of Aimei Health’s registration statement on Form S-1 (File No. 333-272230), the joint proxy statement/prospectus on Form F-4 discussed above, and other documents filed by Aimei Health or Pubco from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and Pubco, United Hydrogen, and Aimei Health assume no obligation and do not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise. Neither Pubco, United Hydrogen, nor Aimei Health gives any assurance that either Pubco, United Hydrogen, or Aimei Health, or the combined company, will achieve its expectations.

Item 9.01	Exhibits.

(d) Exhibits

Exhibit No.	Description
2.1*	Business Combination Agreement dated as of June 19, 2024
10.1	Form of Seller Shareholder Support Agreement
10.2	Form of Founder Support Agreement
10.3	Form of Seller Lock-Up Agreement
10.4	Form of Founder Amended and Restated Registration Rights Agreement
10.5	Form of Seller Registration Rights Agreement
99.1	Press Release dated June 20, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*	Certain exhibits and schedules, have been omitted pursuant to Item 601(b)(2) of Regulation S-K. Aimei Health hereby undertakes to furnish a supplemental copy of the omitted exhibits and schedules upon request by the SEC; provided, however, that Aimei Health may request confidential treatment for any such exhibits or schedules so furnished.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 20, 2024

Aimei Health Technology Co., Ltd

By:	/s/ Junheng Xie
Name:	Junheng Xie
Title:	Chief Executive Officer and Director
(Principal Executive Officer)